1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 of
                SYNAPTIC PHARMACEUTICAL CORPORATION

1. Purpose of the Plan. This Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience and ability to serve as independent directors on the Board of Directors of Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Company"), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will not be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Administration. The Plan shall be administered by the Board of Directors of the Company. Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, or of Options granted hereunder, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable. Notwithstanding the foregoing, the Board shall have no discretion with respect to the selection of directors for participation in the plan or the timing, pricing or amount of any grant or award hereunder.

3. Stockholder Approval. All Options granted pursuant to this Plan are subject to, and may not be exercised before, the approval of this Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company that are present, or represented, and entitled to vote at a meeting of the Company's stockholders.

4. Designation of Participants; Automatic Grant of Options. Each director of the Company who is not an employee of the Company or any Subsidiary (as hereinafter defined) of the Company (any such director being hereinafter referred to as a "Nonemployee Director") shall be granted Options as described hereunder. Each Nonemployee Director who is a director as of the Effective Date (as hereinafter defined) shall automatically be granted Options to purchase 2,500 shares of Common Stock at the Effective Date. Thereafter, each individual who becomes a Nonemployee Director shall automatically be granted Options to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Paragraph 11) on the date such person first becomes a Nonemployee Director. Furthermore, as of the first day of June of each year commencing with June 1, 1997, each Nonemployee Director shall automatically be granted Options to purchase an additional 2,500 shares of Common Stock (subject to adjustment as provided in Paragraph 11) on such date, so long as such individual is then serving as a Nonemployee Director. Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant. As used herein, the term "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

5. Option Agreement. Each Option granted hereunder shall be embodied in a written option agreement ("Option Agreement"), which shall be subject to the terms and conditions set forth above and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Such an Option Agreement shall be in the form attached as Exhibit A hereto.

6. Common Stock Reserved for the Plan. Subject to adjustment as provided in Paragraph 11 hereof, a total of 250,000 shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee (as hereinafter defined) pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options. As used herein, the term "Optionee" shall mean any Nonemployee Director to whom Options are granted hereunder.

7.  Option Price.
     (a) The purchase price of each share of Common Stock that is subject to an Option (each, an "Option Share") granted pursuant to this Plan shall be 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

     (b) The Fair Market Value of a share of Common Stock on a particular date shall be deemed to be (i) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the closing sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

8. Option Period. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the earliest to occur of the following: (a) the expiration of ten years following the date upon which the Option is granted; (b) the expiration of one year following the date upon which the Optionee ceases to be a Nonemployee Director by reason of death or disability; or (c) the expiration of three months following the date on which the Optionee ceases to be a Nonemployee Director for any reason other than death or disability.

9.  Exercise of Options.
     (a) Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be exercisable as of any date of determination as to that number of Option Shares which is equal to the product of (i) the total number of Option Shares initially subject to such Option, and (ii) 1/24th multiplied by the number of full calendar months (not to exceed 24) which shall have elapsed during the period commencing on the date of grant thereof and ending on such date of determination.

     (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

     (c) In the event that an Optionee ceases to serve as a Nonemployee Director for any reason other than death or disability, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

     (d) In the event that an Optionee ceases to serve as a Nonemployee Director by reason of death or disability at a time when an Option granted hereunder is still in force and unexpired under the terms of Paragraph 8 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death or disability, as appropriate, and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Paragraph 8 hereof.

     (e) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

10. Assignability. No Option shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted assignment of an Option in violation of this Paragraph 10 shall be null and void.

11.  Adjustments.
     (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board of Directors may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board of Directors shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

     (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;
(b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

12. Purchase for Investment. Unless the Options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.
13. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

14. Amendments or Termination. The Board of Directors of the Company may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent, (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 (or any successor provision) under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding (unless the holder of such Option consents) or to the extent stockholder approval is otherwise required by applicable legal requirements, and
(c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

15. Government Regulations. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

16. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

17. Effective Date of Plan. This Plan shall be effective as of June 4, 1996 (the "Effective Date"). Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1996. If the stockholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of options hereunder shall be null and void.

18. Miscellaneous. The granting of any Option shall not impose upon the Company, the Board of Directors of the Company or any other directors of the Company any obligation to nominate any Optionee for election as a director and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.









                                                                   EXHIBIT A


                       STOCK OPTION AGREEMENT


     This Stock Option Agreement (the "Option Agreement"), entered into as of June 4, 1996, between Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Company"), and __________________ (the "Optionee"),


                        W I T N E S S E T H:


     WHEREAS, the Company has adopted the 1996 Nonemployee Director Stock
Option Plan (the "Plan") effective as of the Effective Date (as defined in the Plan) in order to provide an incentive to retain and attract persons of training, experience and ability to serve as independent directors of the Company, to encourage a sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company;

     WHEREAS, the Plan provides that each director of the Company who is not an employee of the Company or any Subsidiary (as defined in the Plan) of the Company (any such director being hereinafter referred to as a "Nonemployee Director") shall be granted a certain number of Options (as defined in the Plan) to purchase shares of the Common Stock, par value $____ per share ("Common Stock"), of the Company upon the occurrence of specified events; and

     WHEREAS, the Optionee is a Nonemployee Director;

     NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee an Option to purchase from the Company 2,500 shares of Common Stock. Such shares of Common Stock are hereinafter referred to as the "Option Shares."

     2. The Option granted pursuant to this Agreement may be exercised by the Optionee at any time during the ten-year period beginning on the date of this Option Agreement ("Option Period"), subject to the limitation that said Option shall be exercisable as of any date of determination only as to that number of Option Shares which is equal to the product of (i) the total number of Option Shares and (ii) 1/24th multiplied by the number of full calendar months (not to exceed 24) which shall have elapsed during the period commencing on the date hereof and ending on such date of determination (it being understood that the right to purchase Option Shares shall be cumulative, so that the Optionee may purchase on or after any such date and during the remainder of the Option Period those quantities of Option Shares which the Optionee was entitled to purchase but did not purchase during any preceding period or periods). Notwithstanding anything to the contrary contained herein, the Option herein granted shall terminate and be of no further force or effect upon the expiration of the Option Period.

     3. The Option granted pursuant to this Agreement may be exercised by the Optionee by giving written notice to the Secretary of the Company setting forth the number of Option Shares with respect to which the Option is to be exercised, which notice shall be accompanied by payment of the full amount of the exercise price for such and any appropriate withholding taxes. In addition, such notice shall specify the address to which the certificate or certificates for such shares are to be mailed. All payments by the Optionee hereunder shall be made in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on date of exercise, or any combination thereof. As promptly as practicable following the receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of Option Shares with respect to which such Option has been exercised.

     4. In the event that the Optionee ceases to serve as a Nonemployee Director during the Option Period for any reason other than death or disability, the Option granted pursuant to this Agreement shall terminate except to the extent that it is exercisable on the date he ceases to serve in such capacity. To the extent that such Option is exercisable on the date that the Optionee ceases to serve as a Nonemployee Director for any reason other than death or disability, such Option may be exercised by the Optionee during the three-month period beginning on such date but shall terminate at the end of such period.

     5. In the event that the Optionee ceases to serve as a Nonemployee Director during the Option Period by reason of death or disability at a time when the Option granted pursuant hereto is still in force and unexpired, such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death or disability of the Nonemployee Director, and each Option so accelerated may be exercised by the person or persons to whom the Optionee's rights shall pass pursuant to Paragraph 9(b) of the Plan during the 12-month period beginning on such date but shall terminate at the end of such period.

     6. The Option granted pursuant hereto shall not be assignable or otherwise transferable by the Optionee otherwise than in accordance with Paragraph 10 of the Plan. No assignment of the Option herein granted shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such documents and evidence as the Company may deem necessary to establish the validity of the assignment and the acceptance by the assignee or assignees of the terms and conditions hereof.

     7. The Optionee shall have no rights as a stockholder of the Company with respect to the Option Shares unless and until certificates evidencing such Option Shares shall have been issued by the Company to the Optionee. Until such time, the Optionee shall not be entitled to dividends or distributions in respect of any Option Shares or to vote such shares on any matter submitted to the shareholders of the Company. In addition, except as to such adjustments that from time to time be made by the Board of Directors in accordance with Paragraph 11(b) of the Plan, no adjustment shall be made or required to be made in respect of dividends (ordinary or extraordinary, whether in cash, securities or any other property) or distributions paid or made by the Company or any other rights granted in respect of any Option Shares for which the record date for such payment, distribution or grant is prior to the date upon which certificates evidencing such Option Shares shall have been issued by the Company.

     8. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with the Option granted pursuant hereto, including, without limitation, requiring a cash payment from the Optionee or withholding Option Shares otherwise deliverable upon the exercise of an Option, in either case to the extent necessary to cover such withholding.

     9. Upon the acquisition of any Option Shares pursuant to the exercise of the Option granted pursuant hereto, the Optionee may be required to enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement. In addition, the certificates representing any Option Shares purchased upon the exercise of the Option will be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on sale or transfer, and the stock transfer records of the Company will reflect stop-transfer instructions, as appropriate, with respect to such shares.

     10. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise by the Optionee of the Option granted pursuant hereto shall be directed to Synaptic Pharmaceutical Corporation,
Attention: Secretary, at the Company's current address. Any notice given by the Company to the Optionee directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Optionee of the existence, maturity or termination of any rights hereunder and the Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Optionee's rights or privileges hereunder.

     11. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award may be assigned in accordance with the provisions of Paragraph 6, the term "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.

     12. Notwithstanding anything to the contrary contained herein, the Optionee agrees that he will not exercise the Option granted pursuant hereto, and that the Company will not be obligated to issue any Option Shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or any national securities exchange or transaction quotation system.

     13. The Option granted pursuant hereto shall be fully and immediately exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Option Agreement, a "Change in Control" of the Company shall be deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     14. This Option Agreement is subject to the Plan, a copy of which has been furnished to the Optionee and for which the Optionee acknowledges receipt. The terms and provisions of the Plan (including any subsequent amendments thereto) are incorporated by reference herein. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan shall govern and prevail.






     IN WITNESS WHEREOF, this Option Agreement has been executed as of the date first above written.


                            SYNAPTIC PHARMACEUTICAL CORPORATION


                            By:
                               -----------------------------------------------
                               Kathleen P. Mullinix
                               Chairman, President and Chief Executive Officer


                            OPTIONEE:

                            --------------------------------------------------